Description of Business and Organization (Details) ¥ in Millions, $ in Millions					1 Months Ended	9 Months Ended	12 Months Ended
	Nov. 06, 2020 USD ($) shares	Nov. 06, 2020 CNY (¥) shares	May 10, 2019 USD ($) shares	May 10, 2019 CNY (¥) shares	Aug. 28, 2019	Dec. 31, 2021 USD ($)	Dec. 31, 2022
Description of Business and Organization (Details) [Line Items]
Percentage of acquired issued and outstanding shares	67.36%	67.36%	67.36%	67.36%
Aggregate purchase price	$ 2.5	¥ 16.4	$ 2.5	¥ 16.4
Cash paid	$ 1.5	¥ 9.6	$ 1.5	¥ 9.6
Obtain percentage	20.00%	20.00%	20.00%	20.00%
Ordinary shares (in Shares) | shares	1,789,618	1,789,618	1,789,618	1,789,618
Remaining percentage	47.36%	47.36%	47.36%	47.36%
Contributed amount (in Dollars)						$ 9.1
Net loss (in Dollars)						$ 4.5
Shareholder agreement percentage							10.00%
Shareholder votes							10.00%
LK Technology [Member]
Description of Business and Organization (Details) [Line Items]
Asset exchange transaction description					On August 28, 2019, the Company entered into a Share Purchase Agreement, pursuant to which the Company will acquire 100% of the equity interests of Saleya Holdings Limited (“Saleya”) from Saleya’s shareholders for an aggregate purchase price of approximately $120 million. On March 17, 2021, the Company completed the acquisition of its 100% equity interest in Saleya for a consideration of (i) a cash amount of $102 million (RMB666 million), (ii) 9,819,926 LKCO ordinary shares and (iii) 1,500,310 LKCO preferred shares pursuant to a supplemental agreement dated February 24, 2021. The main operating subsidiary, eMapgo Technologies (Beijing) Co., Ltd. is a provider of navigation and electronic map services in China, as well as a provider of Internet map services and geographic information system engineering.